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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                 April 20, 1999

                           CHARTER ONE FINANCIAL, INC.
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             (Exact name of Registrant as specified in its Charter)


       Delaware                 0-16311                       34-1567092
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   (State or other            (Commission                   (IRS Employer
   jurisdiction of            File Number)               Identification No.)
    incorporation)

1215 Superior Avenue, Cleveland, Ohio                         44114
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(Address of principal executive offices)                    (Zip code)

(216) 566-5300
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Registrant's telephone number, including area code


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ITEM 5.  OTHER EVENTS

         (1) Attached as Exhibits 99.1 and 99.2 are materials to be presented at the Registrant's 1999 Annual Shareholder Meeting to be held on April 21, 1999 and a related press release.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) The following exhibits are filed as part of this Report and incorporated herein by reference:

                  99.1 Slide presentation to be delivered during Charter One's 1999 Annual Shareholder Meeting

                  99.2     Press release announcing webcast of 1999 Annual
                           Meeting


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CHARTER ONE FINANCIAL, INC.

Date:   April 20, 1999                  By:  /s/ Richard W. Neu
                                        ---------------------------
                                        Richard W. Neu
                                        Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit Number             Description

    99.1                   Slide presentation to be delivered
                           during Charter One's 1999 Annual
                           Shareholder Meeting

    99.2                   Press release announcing webcast of
                           1999 Annual Meeting